Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)      ☐

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York (State of incorporation if not a U.S. national bank)	13-5160382 (I.R.S. employer identification no.)

One Wall Street, New York, N.Y. (Address of principal executive offices)	10286 (Zip code)

DANAOS CORPORATION

(Exact name of obligor as specified in its charter)

Republic of the Marshall Islands (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Appleton Navigation S.A.

(Exact name of obligor as specified in its charter)

Liberia (State or other jurisdiction of incorporation or organization)	Not Applicable (I.R.S. employer identification no.)

Auckland Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Baker International S.A.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Balticsea Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Bayard Maritime Limited

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Bayview Shipping Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Blacksea Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Bounty Investment Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Boxcarrier (No. 1) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Boxcarrier (No. 2) Corp.

 (Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Boxcarrier (No. 3) Corp.

 (Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Boxcarrier (No. 4) Corp.

 (Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Boxcarrier (No. 5) Corp.

 (Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Boxcarrier (No. 6) Corp.

 (Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Boxcarrier (No. 7) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Boxcarrier (No. 8) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Cellcontainer (No. 1) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Cellcontainer (No. 2) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Cellcontainer (No. 3) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Cellcontainer (No. 4) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Cellcontainer (No. 5) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Channelview Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Commodore Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Constantia Maritime Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Container Lines Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Containers Services Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Continent Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Deleas Shipping Limited

(Exact name of obligor as specified in its charter)

Cyprus	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Duke Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Erato Navigation Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Expresscarrier (No. 1) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Expresscarrier (No. 2) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Expresscarrier (No. 3) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Expresscarrier (No. 4) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Expresscarrier (No. 5) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Federal Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Geoffrey Shipholding Limited

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Helderberg Maritime Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Independence Navigation Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Karlita Shipping Company Limited

(Exact name of obligor as specified in its charter)

Cyprus	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Lacey Navigation Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Lato Shipping (Private) Ltd.

(Exact name of obligor as specified in its charter)

Singapore	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Lito Navigation Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Lydia Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Medsea Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Megacarrier (No. 1) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Megacarrier (No. 2) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Megacarrier (No. 3) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Megacarrier (No. 4) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Megacarrier (No. 5) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Oceanew Shipping Limited

(Exact name of obligor as specified in its charter)

Cyprus	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Oceanprize Navigation Limited

(Exact name of obligor as specified in its charter)

Cyprus	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Peninsula Maritime Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Ramona Marine Company Limited

(Exact name of obligor as specified in its charter)

Cyprus	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Sapfo Navigation Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Saratoga Trading S.A.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Seacaravel Shipping Limited

(Exact name of obligor as specified in its charter)

Cyprus	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Seacarriers Lines Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Seacarriers Services Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Seasenator Shipping Limited

(Exact name of obligor as specified in its charter)

Cyprus	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Sederberg Maritime Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Speedcarrier (No. 1) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Speedcarrier (No. 2) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Speedcarrier (No. 3) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Speedcarrier (No. 4) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Speedcarrier (No. 5) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Teucarrier (No. 1) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Teucarrier (No. 2) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Teucarrier (No. 3) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Teucarrier (No. 4) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Teucarrier (No. 5) Corp.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Titanium Holdings Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Tully Enterprises S.A.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Tyron Enterprises S.A.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Victory Shipholding Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Wellington Marine Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Westwood Marine S.A.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Winterberg Maritime Inc.

(Exact name of obligor as specified in its charter)

Liberia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

14 Akti Kondyli 185 45 Piraeus Greece
(Address of principal executive offices)	(Zip code)

Senior Debt Securities

(Title of the indenture securities)

1.                                      General information. Furnish the following information as to the Trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223
Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045
Federal Deposit Insurance Corporation	Washington, D.C. 20429
New York Clearing House Association	New York, New York 10005

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form
T-1 filed with Registration Statement No. 333-121195.)

4.                                       A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.                                       The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 31st day of October, 2007.

THE BANK OF NEW YORK

By:	/S/ ROBERT A. MASSIMILLO
Name:	ROBERT A. MASSIMILLO
Title:	VICE PRESIDENT

Exhibit 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 2007, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,729,000
Interest-bearing balances	20,956,000
Securities:
Held-to-maturity securities	1,416,000
Available-for-sale securities	24,732,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	10,454,000
Securities purchased under agreements to resell	157,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	31,260,000
LESS: Allowance for loan and lease losses	281,000
Loans and leases, net of unearned income and allowance	30,979,000
Trading assets	2,764,000
Premises and fixed assets (including capitalized leases)	884,000
Other real estate owned	2,000
Investments in unconsolidated subsidiaries and associated companies	284,000
Not applicable
Intangible assets:
Goodwill	2,713,000
Other intangible assets	950,000
Other assets	9,137,000
Total assets	108,157,000
LIABILITIES
Deposits:
In domestic offices	29,601,000
Noninterest-bearing	18,755,000
Interest-bearing	10,846,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	53,217,000
Noninterest-bearing	1,965,000
Interest-bearing	51,252,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	1,454,000
Securities sold under agreements to repurchase	101,000
Trading liabilities	2,565,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	3,890,000
Not applicable
Not applicable
Subordinated notes and debentures	2,261,000
Other liabilities	6,362,000
Total liabilities	99,451,000
Minority interest in consolidated subsidiaries	155,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,148,000
Retained earnings	5,676,000
Accumulated other comprehensive income	-408,000
Other equity capital components	0
Total equity capital	8,551,000
Total liabilities, minority interest, and equity capital	108,157,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell	Directors
Catherine A. Rein